Exhibit 99.1

          ALL STAR GAS CORPORATION AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
          (In Thousands)

          ASSETS
                                                          Pro Forma
                                 June 30     Pro Forma     June 30
                                  1996       Adjustment     1996
                                 ------      ----------   ---------

       CURRENT ASSETS

         Cash                    $    898                  $    898
         Trade accounts re-
         ceivable, net              4,308                     4,308

         Inventories                6,039                     6,039
         Prepaid expenses             276                       276

         Due from related
         parties                    1,261                     1,261

         Deferred income taxes        995                       995

         Receivable from sale
         of retail locations        2,390                     2,390
                                   ------                    ------

         Total Current Assets      16,167                    16,167
                                   ------                    ------

       PROPERTY AND EQUIPMENT,
       At Cost                     97,407                    97,407

         Less accumulated
         depreciation              29,497                    29,497
                                   ------                    ------

                                   67,910                   67,910
                                   ------                    ------
       OTHER ASSETS

         Debt acquisition
         costs, net of
         amortization               4,228                     4,228

         Excess of cost over
         fair value of net as
         sets acquired, at am-
         ortized cost              11,536                    11,536

         Other                      2,161                     2,161
                                   ------                    ------

                                   17,925                    17,925
                                   ------                    ------
       Total Assets              $ 102,002                $ 102,002
                                 =========                =========

                  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

       CURRENT LIABILITIES

         Checks in process of
         collection              $  2,794                 $   2,794

         Current maturities of
         long-term debt             7,358      (6,389)          969

         Accounts payable and
         accrued expenses          11,718                    11,718
                                   ------                    ------

         Total Current
         Liabilities               21,870                    15,481
                                   ------                    ------

       LONG-TERM DEBT             115,500       6,389       121,889
                                  -------                   -------

       ACCRUED SELF INSURANCE
       LIABILITY                      540                       540
                                   ------                    ------

       DEFERRED INCOME TAXES        8,935                     8,935
                                   ------                    ------

       STOCKHOLDERS' EQUITY
       (DEFICIT)
         Common stock                  14                        14

         Common stock purchase
         warrants                   1,227                     1,227


         Additional paid-in
         capital                   27,279                    27,279

         Retained earnings         14,612                    14,612
                                   ------                    ------

                                   43,132                    43,132

       Treasury Stock, at cost    (87,975)                  (87,975)
                                  -------                   -------

       Total Stockholders'
       Equity (Deficit)           (44,843)                  (44,843)
                                  -------                   -------

       Total Liabilities and
       Stockholders' Equity      $102,002                  $102,002
                                 ========                  ========

          Note: The Pro Forma Adjustment reflects the receipt by the Company of a commitment letter from the working capital facility lender to extend the due date of the facility to June 28, 1998.